PERSPECTIVE ADVISORY II® (04/22)

APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY (VA790NY)

JACKSON®
National Life Insurance Company of New York

Home Office: Purchase, NY 10577
www.jackson.com

Jackson National Life Insurance Company of New York®

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-599-5651
Fax: 888-576-8383
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson of NY® pre-assigned Contract Number (if applicable)

Primary Owner

- **PLEASE PRINT CLEARLY**

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number or Tax ID Number

Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No

Country of Residence

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy)

Email Address

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable)

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City | State | ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City | State | ZIP

NVDA 790 04/22

Page 1 of 14

NV790 04/22

Page 2 of 14 NV790 04/22NVDA 790 04/22 First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 Physical Address City State ZIP Physical Address Line 2 Country of Residence First Name Middle Name Last Name Social Security Number Country of Residence Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 Physical Address City State ZIP Physical Address Line 2 Date of Birth (mm/dd/yyyy) Contingent Annuitant Joint Annuitant Not Applicable First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 Physical Address City State ZIP Physical Address Line 2 Country of Residence Joint Owner Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) (mm/dd/yyyy)Date of Birth Email Address (print clearly)Date of Birth (mm/dd/yyyy) (no P.O. Boxes) (no P.O. Boxes) (no P.O. Boxes) Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Applicable only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

Beneficiary(ies)

! It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type.
If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (N3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

NVDA 790 04/22 Page 3 of 14 **NV790 04/22**

Tax Qualification

- The Variable Annuity Automatic Withdrawal Request form (NV4370) will be required if a Stretch qualification is elected.

☐ Non-Tax Qualified ☐ IRA - Traditional ☐ Roth IRA ☐ SEP

☐ 403(b) TSA ☐ Roth Conversion Other: ______

☐ Stretch IRA ☐ Stretch Roth IRA ☐ Non-Qualified Stretch

For Stretch Deferrals, please indicate the deferral type and the deceased's information:

☐ 5-Year Qualified Deferral ☐ 10-Year Qualified Deferral ☐ 10-Year Non-Qualified Deferral

Relationship to Current Owner/Applicant	Date of Birth (mm/dd/yyyy)	Date of Death (mm/dd/yyyy)

Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds.

Select payment method. Must select at least one:

☐ **Jackson of NY to request funds** ☐ **Financial Professional or Owner to request funds**

☐ **Payment included** ☐ **In-house funding - Select one:**
☐ **Internal Transfer** ☐ **Death Claim Proceeds**

Anticipated total amount from:

Check(s) $ ______ External Transfer(s) $ ______

Internal Transfer(s)/Death Claim Proceeds $ ______ ACH/Wire(s) $ ______

For Traditional - IRA or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson of NY will default to the current tax year.

Year: ______ $ ______ Year: ______ $ ______

- For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

Please provide the following information if applicable:

Company Releasing Funds	Account Number	Maturity Date	Transfer Type	Anticipated Transfer Amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Non-Qualified Plans: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plans: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

NVDA 790 04/22 Page 4 of 14 **NV790 04/22**

Statement Regarding Replacement of Existing Policies or Annuity Contracts Do you intend to replace or change an existing life insurance policy or annuity contract? No Yes Telephone/Electronic Transaction Authorization Annuitization/Income Date Specify Income Date (mm/dd/yyyy) Page 5 of 14 NV790 04/22NVDA 790 04/22 Please complete all necessary forms as required by New York Regulation 60. Jackson of NY pre-assigned Contract number: It is required for Good Order that this entire section be completed. If replacing, please provide the Jackson of NY pre-assigned Contract number. If no election is made, Jackson of NY will default to " No." By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures. Do you consent to Telephone/Electronic Transaction Authorization? Yes No Jackson of NY has administrative procedures that are designed to provide reasonable assurances that telephone/electronic transaction authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (NV3982). If an Annuitization/Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.

Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing.

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 12.

Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ____________ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

DCA (Dollar Cost Averaging)

☐ This request is to establish the Dollar Cost Averaging option.

If DCA is selected, the Systematic Investment form (NV5675) must be attached and completed for "Good Order." This does not apply to Electronic Order Entry submissions.

Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5675).

Premium Allocation

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! **Total number of allocation selections may not exceed 99.**

- Certain broker-dealers may limit the Investment Divisions and/or Fixed Account Options available under the Contract. Please see Applicant Acknowledgments on pages 12 and 13.

	JNL® Aggressive Growth Allocation	(578)
	JNL Conservative Allocation	(581)
	JNL Growth Allocation	(577)
	JNL iShares Tactical Growth	(585)
	JNL iShares Tactical Moderate	(583)
	JNL iShares Tactical Moderate Growth	(584)
	JNL Moderate Allocation	(582)
	JNL Moderate Growth Allocation	(576)
	JNL Multi-Manager Alternative	(407)
	JNL Multi-Manager Emerging Markets Equity	(432)
	JNL Multi-Manager International Small Cap	(692)
	JNL Multi-Manager Mid Cap	(529)
	JNL Multi-Manager Small Cap Growth	(450)
	JNL Multi-Manager Small Cap Value	(495)
	JNL S&P 500 Index	(553)
	JNL/AB Sustainable Global Thematic	(728)
	JNL/American Funds® Balanced	(473)
	JNL/American Funds Bond Fund of America	(714)
	JNL/American Funds Capital Income Builder	(691)
	JNL/American Funds Capital World Bond	(504)
	JNL/American Funds Global Growth	(586)
	JNL/American Funds Global Small Capitalization	(505)
	JNL/American Funds Growth	(587)
	JNL/American Funds Growth Allocation	(527)
	JNL/American Funds Growth-Income	(506)
	JNL/American Funds International	(507)
	JNL/American Funds Moderate Growth Allocation	(526)
	JNL/American Funds New World	(508)
	JNL/American Funds Washington Mutual Investors	(503)
	JNL/AQR Large Cap Defensive Style	(704)
	JNL/Baillie Gifford International Growth	(560)
	JNL/BlackRock Global Allocation	(509)
	JNL/BlackRock Global Natural Resources	(498)
	JNL/BlackRock Large Cap Select Growth	(436)

PREMIUM ALLOCATIONS CONTINUED ON PAGES 7 AND 8.

NVDA 790 04/22 Page 6 of 14 NV790 04/22

Premium Allocation (continued from page 6)

Total number of allocation selections may not exceed 99.

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

%	Fund
	JNL/Causeway International Value Select (460)
	JNL/ClearBridge Large Cap Growth (532)
	JNL/DFA International Core Equity (706)
	JNL/DFA U.S. Core Equity (449)
	JNL/DFA U.S. Small Cap (588)
	JNL/DoubleLine® Core Fixed Income (461)
	JNL/DoubleLine® Emerging Markets Fixed Income (536)
	JNL/DoubleLine® Shiller Enhanced CAPE® (537)
	JNL/DoubleLine® Total Return (589)
	JNL/Fidelity Institutional Asset Management® Total Bond (444)
	JNL/First Sentier Global Infrastructure (517)
	JNL/Franklin Templeton Income (430)
	JNL/Goldman Sachs 4 (677)
	JNL/Goldman Sachs Managed Aggressive Growth (575)
	JNL/Goldman Sachs Managed Conservative (571)
	JNL/Goldman Sachs Managed Growth (574)
	JNL/Goldman Sachs Managed Moderate (572)
	JNL/Goldman Sachs Managed Moderate Growth (573)
	JNL/GQG Emerging Markets Equity (539)
	JNL/Harris Oakmark Global Equity (540)
	JNL/Heitman U.S. Focused Real Estate (693)
	JNL/Invesco Diversified Dividend (541)
	JNL/Invesco Global Growth (474)
	JNL/Invesco Small Cap Growth (482)
	JNL/JPMorgan Global Allocation (451)
	JNL/JPMorgan Hedged Equity (694)
	JNL/JPMorgan MidCap Growth (435)
	JNL/JPMorgan U.S. Government & Quality Bond (443)
	JNL/JPMorgan U.S. Value (497)
	JNL/Lazard International Strategic Equity (593)
	JNL/Loomis Sayles Global Growth (695)
	JNL/Lord Abbett Short Duration Income (710)
	JNL/Mellon Bond Index (466)
	JNL/Mellon Communication Services Sector (490)
	JNL/Mellon Consumer Discretionary Sector (489)
	JNL/Mellon Consumer Staples Sector (547)
	JNL/Mellon Dow℠ Index (579)
	JNL/Mellon Emerging Markets Index (519)
	JNL/Mellon Energy Sector (488)
	JNL/Mellon Financial Sector (487)
	JNL/Mellon Healthcare Sector (486)
	JNL/Mellon Industrials Sector (548)
	JNL/Mellon Information Technology Sector (485)
	JNL/Mellon International Index (463)
	JNL/Mellon Materials Sector (549)
	JNL/Mellon Nasdaq® 100 Index (426)
	JNL/Mellon Real Estate Sector (551)
	JNL/Mellon S&P 400 MidCap Index (458)
	JNL/Mellon Small Cap Index (462)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 8.

NVDA 790 04/22

Page 7 of 14

NV790 04/22

Page 8 of 14 NV790 04/22NVDA 790 04/22 Premium Allocation (continued from pages 6 and 7) % Fixed Account Options 3-Year 1-Year 5-Year 7-Year (041) (043) (045) (047) JNL/PPM America Total Return (557) JNL/RAFI Fundamental U.S. (707) JNL/RAFI Multi-Factor (708) JNL/T. Rowe Price Established Growth (445) JNL/T. Rowe Price Mid-Cap Growth (446) JNL/T. Rowe Price Short-Term Bond (431) JNL/T. Rowe Price Value (472) JNL/Vanguard Growth ETF Allocation (568) JNL/Vanguard Moderate Growth ETF Allocation (567) JNL/WCM Focused International (676) JNL/Westchester Capital Event Driven (569) JNL/WMC Balanced (438) JNL/WMC Money Market (441) JNL/WMC Value (476) Income JNL/PIMCO (555) JNL/PIMCO Investment Grade (596)Credit Bond JNL/PIMCO Real Return (433) JNL/PPM America Floating Rate Income (556) JNL/PPM America High Yield Bond (491) Small Cap U.S. Equity JNL/Vanguard Moderate ETF Allocation (566) JNL/Mellon Utilities Sector JNL/MFS Mid Cap Value JNL/Morningstar Wide Moat Index JNL/Neuberger Berman Strategic Income (554) (496) (696) (522) JNL/T. Rowe Price Balanced (467) JNL/T. Rowe Price Capital Appreciation (598) JNL/T. Rowe Price U.S. High Yield (533) Equity Government JNL/WMC Global Real Estate (494) JNL/Mellon U.S. Stock Market Index (563) JNL/Mellon World Index (580) JNL/WMC Equity Income (559) JNL/Morningstar U.S. Sustainability Index (544) JNL/Newton Equity Income (599) JNL/Western Asset Global Multi-Sector Bond (518) JNL/William Blair International Leaders (447) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

Lifetime Check™ BY JACKSON®

- **Add-On GMWBs: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Applicant Acknowledgments on pages 12 and 13.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

Add-On Guaranteed Minimum Withdrawal Benefits

May select only one For Life GMWB or GMWB. Once selected cannot be changed.

LifeGuard Freedom Flex® For Life GMWB with Step-Up (Ages 35-80)

! Must select one of each option: Lifetime Coverage, Bonus, Income Stream®, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life [1] ☐ Joint Life [1,3,4,5]

Bonus Option: ☐ I ☐ II ☐ III

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max® ☐ Income Stream Value®

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Flex DB NY[1,6] For Life GMWB with Bonus, Step-Up, and Highest Anniversary Value Death Benefit (Ages 35-75)

! Must select one of each option: Income Stream and Step-Up for Good Order.

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Net® For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80)

! Must select one of each option: Lifetime Coverage, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life [1] ☐ Joint Life [1,3,4,5]

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Accelerator® For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80)

! Must select one Lifetime Coverage Option for Good Order.

Lifetime Coverage Option: ☐ Single Life [1] ☐ Joint Life [1,3,4,5]

☐ **LifeGuard Freedom Accelerator DB NY[1,6]** For Life GMWB with Deferral Credits, Annual Step-Up, and Highest Anniversary Value Death Benefit (Ages 45-75)

☐ **AutoGuard® 5 [1]**
5% GMWB with Step-Up (Ages 0-80)

☐ **MarketGuard Stretch® [7]**
GMWB (Ages 0-80)

Original Owner's Date of Death (mm/dd/yyyy) ________

[1] May not be selected on Stretch IRAs, Stretch Roth IRAs or Non-Qualified Stretches.
[2] Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your Financial Professional for availability. Varying charges apply.
[3] For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed.
[4] For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed.
[5] For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
[6] May not be selected in combination with an Add-On Death Benefit on page 10.
[7] May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 10.

If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 12.

Add-On Benefits are continued on page 10.

NVDA 790 04/22 Page 9 of 14 **NV790 04/22**

Add-On Death Benefits Once selected cannot be changed.

- If no Add-On Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
- **Add-On Death Benefits: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Applicant Acknowledg-ments on pages 12 and 13.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

May select only one Death Benefit.

☐ **Return of Premium Guaranteed Minimum Death Benefit** (Ages 0-85)

☐ **Highest Anniversary Value Guaranteed Minimum Death Benefit** (Ages 0-79)

May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB NY, LifeGuard Freedom Accelerator DB NY or MarketGuard Stretch on page 9.

NVDA 790 04/22 Page 10 of 14 **NV790 04/22**

Page 11 of 14 NV790 04/22NVDA 790 04/22 Electronic Delivery Authorization Do you consent to electronic delivery of documents? Yes No Statements and transaction confirmations Other Contract-related correspondence ALL DOCUMENTS Contract and prospectus Disclosure documents My email address is: I (We) will notify the Company of any new email address. If no election is made, Jackson of NY will default to " No." Check the box(es) next to the type of documents you wish to receive electronically. If electronic delivery is authorized but no document type is selected, the selection will default to "All Documents." Please provide one email address and print clearly. If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated. Registration at jackson.com is required for electronic delivery of documents. Jackson of NY offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. Please read this carefully and in its entirety. If you consent, Jackson of NY will provide documents related to your Contract by e-delivery. Jackson of NY will provide documents via e-delivery as long as it is consistent with applicable state and federal law, delivery preferences are updated, and the Contract is still active. For security purposes, if your jackson.com account is not accessed within 18 months, we may remove your registration and change your delivery method to physical mail. Any document we send by e-delivery that complies with applicable law, will have the same force and effect as if that document were sent in a paper form. This consent covers all electronic documents and communications as related to any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents for compliance reasons. When additional document types are available, they will be sent via e-delivery automatically if consent was previously provided. Please note election for electronic tax documents must be completed once you log onto your account on jackson.com. The Company will notify you of the availability of your document(s) by email or attach your document(s) within the email. Jackson of NY will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. Please login to your Contract on jackson.com and access your Client Filing Cabinet to view your document(s) or click the link that will be provided in the email notification in order to view the material. To successfully receive electronic transmissions, your electronic device must have Internet access, an active email account, Adobe Acrobat Reader, and pop-up blockers turned off. Please note some Internet browsers may not function well with jackson.com. If a browser error occurs, use a different Internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free from www.adobe.com. Paper copies of documents may be requested by calling the Customer Care Center, whether or not you consent or revoke your consent for e-delivery, at any time for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Customer Care Center. If you choose to enroll in e-delivery, you consent to the terms outlined above for electronic transmissions. *Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission.

Page 12 of 14 NV790 04/22NVDA 790 04/22 Notice to Applicant Applicant Acknowledgments Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 9. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) acknowledge that all statements made by, or under the authority of the applicant, for the issuance of the Contract, are deemed representations and not warranties. 3. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 4. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 5. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 6. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand and acknowledge that amounts payable under the Contract may be subject to a Withdrawal Charge and/or a Market Value Adjustment(s), if applicable, which may cause the values to decrease if withdrawn or transferred prior to a specified date or dates as stated in the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. This application will be attached to and made part of the Contract. APPLICANT ACKNOWLEDGMENTS CONTINUED ON PAGE 13.

Page 13 of 14 NV790 04/22NVDA 790 04/22 Owner's Signature Date Signed (mm/dd/yyyy) State Where Signed Owner's Title Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature Joint Annuitant's Signature Applicant Signatures State Where Signed Applicant Acknowledgments (continued from page 12) U.S. Tax Certifications Check this box if the IRS has notified you that you are subject to backup withholding. (required if owned by an Entity) (if other than Owner) (if other than Joint Owner) It is required for Good Order that all applicable parties to the Contract sign here. 10. I (We) understand that Jackson of NY offers other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) Financial Professional. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson of NY to accept any electronic signature(s) that I (we) may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) Financial Professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Required replacement form(s) must be signed on or before the application signature date. Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding, 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding. Not FDIC/NCUA Insured Not bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency

Financial Professional Acknowledgments and Signature Page 14 of 14 NV790 04/22NVDA 790 04/22 Financial Professional # 1 Signature Date Signed (mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson of NY Assigned ID (print clearly) Extension Financial Professional # 2 Name Financial Professional # 3 Name Jackson of NY Assigned ID Jackson of NY Assigned ID Financial Professional # 4 Name Jackson of NY Assigned ID Financial Institution By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of the risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson of NY product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief. 4. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. If more than one Financial Professional is participating on this case, please provide the additional Financial Professional names and Jackson of NY Assigned IDs for each. All Financial Professional certifications, licenses and trainings must be completed prior to application execution.